UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2014

Old National Bancorp

(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Main Street, Evansville, Indiana	47708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(812) 464-1294

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 15, 2014, Old National Bancorp (“Old National”) completed its public offer and sale of $175,000,000 aggregate principal amount of its 4.125% senior notes due 2024 (the “Senior Notes”) pursuant to an underwriting agreement entered into by Old National and Sandler O’Neill + Partners, L.P., as described in a Form 8-K filed by Old National with the Securities and Exchange Commission on August 13, 2014 (the “Senior Notes Offering”).

The Senior Notes were issued pursuant to an Indenture, dated as of July 23, 1997, between Old National and The Bank of New York Mellon Trust Company, N.A., (as successor to J.P. Morgan Trust Company, National Association (as successor to Bank One, NA)), as trustee (the “Trustee”), as supplemented by a second indenture supplement thereto, dated as of August 15, 2014, between Old National and the Trustee (the “Supplemental Indenture”). The Senior Notes have been registered under the Securities Act of 1933 by a registration statement on Form S-3 (Registration No. 333-196587) filed on June 6, 2014 (the “Registration Statement”). The Senior Notes Offering is more fully described in a prospectus supplement dated August 12, 2014 to the prospectus. The Supplemental Indenture and the form of Global Note are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated into this Item 8.01 by reference. The description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the issuance and sale of the Senior Notes, Krieg DeVault LLP has delivered an opinion to Old National, attached as Exhibit 5.1 to this Report on Form 8-K and is incorporated by reference herein, that the Senior Notes constitute valid and binding obligations of Old National. This Current Report on Form 8-K is being filed to incorporate such opinion by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 4.1	Second Indenture Supplement, dated as of August 15, 2014, between Old National Bancorp and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 4.2	Form of 4.125% Senior Note due 2024 (included in Exhibit 4.1).

Exhibit 5.1	Opinion of Krieg DeVault LLP.

Exhibit 23.1	Consent of Krieg DeVault LLP (included in Exhibit 5.1).

Exhibit 25.1	Statement of Eligibility of Trustee on Form T-1 of Trustee under the Senior Debt Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

August 15, 2014	By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Chief Legal Counsel and Corporate Secretary